Exhibit 10.1
Execution Version
SECOND AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 28, 2010, is made by and among PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), BARCLAYS BANK PLC, as the administrative agent (the “Administrative Agent”), and the Required Lenders.
Recitals
Whereas, the Borrower, the Lenders, and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of February 5, 2010, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of April 28, 2010 (as amended, the “Credit Agreement”). Unless otherwise noted herein, any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement after giving effect to this Amendment;
Whereas, the Borrower has informed the Administrative Agent and the Lenders that it desires to modify the Limitation on Capital Expenditures associated with the Baton Rouge Project and has requested certain amendments to the Credit Agreement; and
Whereas, subject to the terms and conditions set forth herein, the Required Lenders are willing to amend the Credit Agreement as hereinafter set forth.
Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Administrative Agent and the Required Lenders agree as follows:
Section 1. Amendments to Credit Agreement. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby modified and amended, as of the Second Amendment Effective Date, as follows:
1.1 Amendment to Section 1.1. The definition of “Commencement of Construction” is restated in its entirety as follows:
“‘Commencement of Construction’: for any Project, the spending from and after January 1, 2010 by the Borrower and its Restricted Subsidiaries of Expenses (other than amounts expended (x) for land acquisition costs, (y) to obtain a Gaming License, and (z) for capitalized interest expense) with respect to any Project of an amount greater than the lesser of (a) $25,000,000 and (b) ten percent (10%) of the Construction Budget for such Project; provided that with respect to the Baton Rouge Project, “Commencement of Construction” means the spending from and after January 1, 2010 by the Borrower and its Restricted Subsidiaries of Expenses (other than amounts expended (x) for land acquisition costs, (y) to obtain a Gaming License, and (z) for capitalized interest expense) with respect to the Baton Rouge Project of an amount greater than $100,000,000.

1.2 Amendment to Section 1.1. The definition of “Responsible Officer” is restated in its entirety as follows:
“‘Responsible Officer’: the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower; provided that the treasurer or vice president of finance of the Borrower may act as a Responsible Officer with respect to any Borrowing Notices to be delivered under this Agreement.”
1.3 Amendment to Section 7.16(g). Section 7.16(g) of the Credit Agreement is restated in its entirety as follows:
“(g) Capital Expenditures associated with the Baton Rouge Project which do not result in the aggregate Capital Expenditures associated with such Project being in excess of $375,000,000;”
1.4 Amendment to Section 7.17(d). Section 7.17(d) of the Credit Agreement is restated in its entirety as follows:
“(d) on and after January 1, 2010 and prior to Commencement of Construction with respect to the Baton Rouge Project, not make Capital Expenditures for the Baton Rouge Project in an amount in excess of $100,000,000.”
1.5 Amendment to Schedule 4.15(a). Schedule 4.15(a) is hereby deleted in its entirety and replaced with Schedule 4.15(a) attached hereto.
Section 2. Representations and Warranties of the Borrower. In order to induce the Required Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that:
2.1 Organizational Power; Authorization; Enforceable Obligations. The Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Amendment and each Subsidiary Guarantor has the organizational power and authority, and the legal right, to make, deliver and perform the Consent of Guarantors in the form of Exhibit A attached hereto (the “Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Amendment and the Consent, as applicable, and the performance of the Loan Documents to which it is a party as modified by this Amendment. This Amendment and the Consent have each been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Amendment, the Consent, and the Loan Documents, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
2.2 No Legal Bar. The execution, delivery and performance of this Amendment, the Consent and the Loan Documents, as modified by this Amendment, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or permitted thereunder). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

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2.3 No Default. After giving effect to this Amendment, no event has occurred, is continuing, or will result from, the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.
2.4 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the Second Amendment Effective Date.
Section 3. Conditions to Effectiveness of this Amendment. This Amendment, and the consents and approvals contained herein, shall be effective on the date (such date, the “Second Amendment Effective Date”) when each of the following conditions has been satisfied:
3.1 Execution of Amendment. The Borrower and the Required Lenders shall have executed and delivered this Amendment.
3.2 Execution of Subsidiary Guarantor Consent. Each of the Guarantors shall have executed and delivered the Consent of Guarantors in the form of Exhibit A attached hereto.
3.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date after giving effect to this Amendment.
3.4 No Default. After giving effect to this Amendment and the extension of credit to be made on such date, if any, and the application of the proceeds of such extension of credit, no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date.
3.5 Approvals. All governmental and third party approvals necessary or advisable in connection with the transactions contemplated by this Amendment and the amendments to the other Loan Documents, if any, shall have been obtained and be in full force and effect or otherwise applied for or requested (and the Borrower has no reason to believe that they will not be obtained in due course), and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the amendments contemplated hereby.
Section 4. Effect Of Amendment; Ratification. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.
Section 5. Borrower Confirmation. The Borrower confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.
Section 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Section 7. No Waiver. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.
Section 8. Integration. The Credit Agreement and the other Loan Documents (as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Lead Arranger or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.
Section 9. Captions. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.
Section 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent.
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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.
BORROWER:

PINNACLE ENTERTAINMENT, INC., a Delaware corporation
By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer

Second Amendment Signature Page

ADMINISTRATIVE AGENT:

BARCLAYS BANK PLC
By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

Second Amendment Signature Page

LENDER: Deutsche Bank Trust Company Americas
By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ Robert M. Wood, Jr.
	Name:	Robert M. Wood, Jr.
	Title:	Director

Second Amendment Signature Page

LENDER: UBS Loan Finance LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

Second Amendment Signature Page

LENDER: JPMORGAN CHASE BANK, N.A.
By:	/s/ Marc E. Costantino
	Name:	Marc E. Costantino
	Title:	Executive Director

Second Amendment Signature Page

LENDER: Bank of America, N.A.
By:	/s/ Brian D. Corum
	Name:	Brian D. Corum
	Title:	Senior Vice President

Second Amendment Signature Page

LENDER: Credit Agricole Corporate and Investment Bank
By:	/s/ David Bowers
	Name:	David Bowers
	Title:	Managing Director

By:	/s/ Joseph A. Asciolla
	Name:	Joseph A. Asciolla
	Title:	Managing Director

Second Amendment Signature Page

LENDER: Barclays Bank PLC
By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

Second Amendment Signature Page

LENDER: Capital One, N.A.
By:	/s/ Ross Wales
	Name:	Ross Wales
	Title:	Senior Vice President

Second Amendment Signature Page

Schedule 4.15 (a)
List of Subsidiaries (Unrestricted, Restricted and Immaterial)

			No.
			Shares/Units
			Owned by
	Jurisdiction of	No. Shares/Units	Borrower or
	Organization,	Issued &	Subsidiary of		Type of
Name	Type of Entity	Outstanding	Borrower	Owner	Subsidiary[1]
ACE Gaming LLC (uncertificated)	New Jersey LLC	100%	100%	PNK Development 13, LLC	U
AREH MLK LLC (uncertificated)	Delaware LLC	100%	100%	Biloxi Casino Corp.	U
AREP Boardwalk Properties LLC (uncertificated)	Delaware LLC	100%	100%	Biloxi Casino Corp.	U
Belterra Resort Indiana, LLC (certificated, elected into UCC Article 8)	Nevada LLC	970 Voting Units 30 Non-Voting Units	1,000 Units	Pinnacle Entertainment, Inc.	R
BILOXI CASINO CORP.	Mississippi corporation	1,250	1,250	Casino Magic Corp.	R
Boomtown, LLC (certificated, elected into UCC Article 8)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R
Brighton Park Maintenance Corp.	New Jersey corporation	100	100	ACE Gaming, LLC	U
Casino Magic Corp.	Minnesota corporation	35,000,000	35,000,000	Pinnacle Entertainment, Inc.	R
Casino Magic (Europe), BV (uncertificated)	Netherlands corporation	40	40	Casino Magic Corp.	U
Casino Magic Hellas Management Services, SA (uncertificated)	Greece corporation	10,000	9,999	Casino Magic (Europe), BV	U
Casino Magic Management Services Corp.	Minnesota corporation	1,000	1,000	Casino Magic Corp.	R, I

[1]	“R” = Restricted; “U” = Unrestricted; “I” = Immaterial.

			No.
			Shares/Units
			Owned by
	Jurisdiction of	No. Shares/Units	Borrower or
	Organization,	Issued &	Subsidiary of		Type of
Name	Type of Entity	Outstanding	Borrower	Owner	Subsidiary[1]
Casino Magic Neuquen, SA (uncertificated)	Argentina	3,917,000	3,917,000	Casino Magic Corp. (3,799,490 shares) and Casino Magic Management Services Corp. (117,510 shares)	U
Casino One Corporation	Mississippi corporation	100	100	Casino Magic Corp.	R
Double Bogey, LLC (uncertificated)	Texas LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
Landing Condominium, LLC (uncertificated)	Missouri LLC	100%	100%	Pinnacle Entertainment, Inc.	U
Louisiana-I Gaming, a Louisiana Partnership in Commendam (uncertificated)	Louisiana partnership in Commendam	—	—	Boomtown, LLC (5% General Partnership Interest and 90% Limited Partnership Interest) Pinnacle Entertainment, Inc. (5% Limited Partnership Interest)	R
Mitre Associates LLC (uncertificated)	Delaware LLC	100%	100%	PNK Development 13, LLC	U
OGLE HAUS, LLC (uncertificated)	Indiana LLC	100%	100%	Belterra Resort Indiana, LLC	R
Pinnacle Design & Construction, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK (Baton Rouge) Partnership (uncertificated)	Louisiana partnership	100%	100%	PNK Development 8, LLC (1%) PNK Development 9, LLC (99%)	R
PNK (BOSSIER CITY), Inc.	Louisiana corporation	100	100	Casino Magic Corp.	R
PNK (CHILE 1), LLC (certificated, did not elect into UCC Article 8)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R

			No.
			Shares/Units
			Owned by
	Jurisdiction of	No. Shares/Units	Borrower or
	Organization,	Issued &	Subsidiary of		Type of
Name	Type of Entity	Outstanding	Borrower	Owner	Subsidiary[1]
PNK (CHILE 2), LLC (certificated, did not elect into UCC Article 8)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK Development 1, Inc.	Delaware corporation	1,000	1,000	Pinnacle Entertainment, Inc.	U
PNK Development 2, Inc.	Delaware corporation	1,000	1,000	Pinnacle Entertainment, Inc.	U
PNK Development 3, Inc.	Delaware corporation	1,000	1,000	Pinnacle Entertainment, Inc.	U
PNK Development 4, Inc.	Delaware corporation	1,000	1,000	Pinnacle Entertainment, Inc.	R, I
PNK Development 5, Inc.	Delaware corporation	1,000	1,000	Pinnacle Entertainment, Inc.	R, I
PNK Development 6, Inc.	Delaware corporation	1,000	1,000	Pinnacle Entertainment, Inc.	R, I
PNK Development 7, LLC (uncertificated)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK Development 8, LLC (uncertificated)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK Development 9, LLC (uncertificated)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK Development 10, LLC (uncertificated)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	U
PNK Development 11, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	U
PNK Development 12, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 13, LLC (uncertificated)	New Jersey LLC	100%	100%	Biloxi Casino Corp.	U
PNK Development 15, LLC (uncertificated)	Pennsylvania LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I

			No.
			Shares/Units
			Owned by
	Jurisdiction of	No. Shares/Units	Borrower or
	Organization,	Issued &	Subsidiary of		Type of
Name	Type of Entity	Outstanding	Borrower	Owner	Subsidiary[1]
PNK Development 16, LLC (uncertificated)	Indiana LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 17, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	U
PNK Development 18, LLC (uncertificated)	Delaware LLC	100%	100%	PNK Development 11, LLC	U
PNK Development 19, LLC (uncertificated)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 20, LLC (uncertificated)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 21, LLC (uncertificated)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 22, LLC (uncertificated)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 23, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 24, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 25, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 26, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 27, LLC (uncertificated)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R, I
PNK Development 28, LLC (uncertificated)	Delaware LLC	100%	100%	PNK Development 11, LLC	U
PNK (ES), LLC (certificated, did not elect into UCC Article 8)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK (EXUMA), LIMITED (certificated, did not elect into UCC Article 8)	Bahamas corporation	5,000	4,999	Pinnacle Entertainment, Inc.	U

			No.
			Shares/Units
			Owned by
	Jurisdiction of	No. Shares/Units	Borrower or
	Organization,	Issued &	Subsidiary of		Type of
Name	Type of Entity	Outstanding	Borrower	Owner	Subsidiary[1]
PNK (Kansas), LLC (uncertificated)	Kansas LLC	100%	100%	PNK Development 17, LLC	U
PNK (LAKE CHARLES), L.L.C. (uncertificated)	Louisiana LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK (Reno), LLC (certificated, elected into UCC Article 8)	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK (River City), LLC (uncertificated)	Missouri LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK (SCB), L.L.C.	Louisiana LLC	100%	100%	PNK Development 7, LLC	R
PNK Scholarship Trust	Nevada Trust	100%	100%	A Scholarship Trust established by Pinnacle Entertainment, Inc.	N/A
PNK (ST. LOUIS RE), LLC (certificated, did not elect into UCC Article 8)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R
PNK (STLH), LLC (certificated, did not elect into UCC Article 8)	Delaware LLC	100%	100%	Pinnacle Entertainment, Inc.	R
Port St. Louis Condominium, LLC (uncertificated)	Missouri LLC	100%	50%	Landing Condominium, LLC	U
President Riverboat Casino-Missouri, Inc.	Missouri corporation	1,000	1,000	Pinnacle Entertainment, Inc.	R
PSW Properties LLC (uncertificated)	Delaware LLC	100%	100%	Biloxi Casino Corp.	U
Realty Investment Group, Inc.	Delaware corporation	1,000	1,000	Pinnacle Entertainment, Inc.	U
Riverside Community Improvement District, Inc.	Missouri non-profit corporation	—	—	Non-Profit Corporation formed by Pinnacle Entertainment, Inc.	N/A
St. Louis Casino Corp.	Missouri corporation	1,000	1,000	Casino Magic Corp.	R
Yankton Investments, LLC	Nevada LLC	100%	100%	Pinnacle Entertainment, Inc.	R

Exhibit A
CONSENT OF GUARANTORS
Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 28 day of October, 2010.

BILOXI CASINO CORP., a Mississippi corporation
CASINO MAGIC CORP., a Minnesota corporation
ST. LOUIS CASINO CORP., a Missouri corporation

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer

CASINO ONE CORPORATION,
a Mississippi corporation
PNK (BOSSIER CITY), INC., a Louisiana corporation

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Treasurer

BELTERRA RESORT INDIANA, LLC, a Nevada limited
liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

BOOMTOWN, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Second Amendment

PNK (ES), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (CHILE 1), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc, its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (CHILE 2), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc, its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

By:	/s/ John A. Godfrey

	Name:	John A. Godfrey
	Title:	Manager
Consent of Guarantors to Second Amendment

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc., its sole member and manager

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK (RENO), LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By:	Boomtown, LLC, its general partner

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Stephen H. Capp

			Name:	Stephen H. Capp
			Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Second Amendment

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership

By:	PNK Development 8, LLC, its Managing Partner

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Stephen H. Capp

			Name:	Stephen H. Capp
			Title:	Executive Vice President and Chief Financial Officer

PNK Development 7, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK Development 8, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

PNK Development 9, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Second Amendment

PNK (SCB), L.L.C., a Louisiana limited liability company

By:	PNK Development 7, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Stephen H. Capp

			Name:	Stephen H. Capp
			Title:	Executive Vice President and Chief Financial Officer

PNK (STLH), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer

President Riverboat Casino-Missouri, Inc., a Missouri corporation

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Chief Financial Officer

PNK (River City), LLC, a Missouri limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp

		Name:	Stephen H. Capp
		Title:	Executive Vice President and Chief Financial Officer
Consent of Guarantors to Second Amendment